UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2010

PIMI AGRO CLEANTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-158986	26-4684680
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

269 South Beverly Drive, Suite 1091

Beverly Hills, California 90212

 (Address of principal executive offices) (zip code)

(310) 203-8278

 (Registrant's telephone number, including area code)

Copies to:

Jonathan R. Shechter, Esq.

Shiboleth LLP

1 Penn Plaza, Suite 2527

New York, New York 10119

Phone: (212) 244-4111

Fax: (212) 563-7108

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 28, 2010, Pimi Agro Cleantech, Inc. (the “Company”) entered into an Agreement (“Agreement”) with a private individual residing in Israel (the “Investor”). Pursuant to the Agreement, the Investor shall invest a minimum of $100,000 (the “Minimum”) and up to an aggregate of $400,000 (the “Maximum”), at a purchase price of $0.80 per share. The private placement shall take place in four tranches, provided an amount beyond the Minimum is financed. The initial tranche of $50,000 was made by the Investor on January 3, 2010; the remaining tranches shall take place on or prior to February 1, 2011, and if an amount beyond the Minimum is invested, additional tranches may take place on March 1, 2011, and April 1, 2011. For each share of Common Stock purchased, the Investor shall receive a warrant having an exercise price of $0.80, exercisable for a period of two years from the date of issuance.

In addition, the Investor shall utilize his best efforts to identify an additional investment on behalf of the Company of up to 2,000,000 Euros (the “Additional Investment”), in which case the Investor shall receive a fee of 10% of the net Additional Investment.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended, (the “Securities Act”) for the private placement of the above-referenced securities pursuant to Regulation S promulgated under the Securities Act and Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. The Investors had access to sufficient information regarding the Company so as to make an informed investment decision. In addition, the Company had a reasonable basis to believe that each purchaser had the requisite sophistication to make an investment in the Company's Securities.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above. The information included in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 3.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1	Agreement dated December 28, 2010, by and between Pimi Agro Cleantech, Inc. and Mr. Uri Sheinbaum.
10.2	Form of Subscription Agreement dated December 28, 2010.
10.3	Form of Warrant dated December 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2011

PIMI AGRO CLEANTECH, INC.

By: /s/ Youval Saly
-------------------------------------
Name: Youval Saly
Chief Executive Officer